UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2010

PACTIV CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15157 (Commission File Number)	36-2552989 (IRS Employer Identification No.)

1900 West Field Court
Lake Forest, Illinois (Address of Principal Executive Offices)	60045 (Zip Code)
Registrant’s telephone number, including area code: (847) 482-2000
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On September 23, 2010, Pactiv Corporation (the “Company”) and Reynolds Group Holdings Limited (“Reynolds”), issued a joint press release (the “Press Release”) announcing that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the Company’s previously announced proposed merger with Reynolds, has expired, thereby satisfying a condition to the closing of the transaction. Completion of the transaction remains subject to other customary closing conditions, including approval by the Company’s stockholders and foreign regulatory approvals. The transaction is expected to close by the end of 2010.
     A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Joint Press Release issued by Pactiv Corporation and Reynolds Group Holdings Limited on September 23, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2010	PACTIV CORPORATION
	By:	/s/ Joseph E. Doyle
		Name:	Joseph E. Doyle
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by Pactiv Corporation and Reynolds Group Holdings Limited on September 23, 2010